EXHIBIT 10.23
                                  -------------

SOUTHTRUST                                                    SECURITY AGREEMENT
SOUTHTRUST BANK
ST CAP FUNDS(SERVICEMARK)

DEBTOR:                                     SECURED PARTY:
[Last Name(s) first, if individual]


Noreaster Micro, Inc.                       SouthTrust Bank
--------------------------------------      Post Office Box 2554
808 3rd Avenue South                        Birmingham, Alabama 35290
--------------------------------------      Attn: Asset Based Lending Department
Nashville,      Tennessee  37210
--------------------------------------
City     County State      Zip

         This Agreement dated October ___, 2000 (the "Effective Date") made by and between the above-named Debtor and SOUTHTRUST BANK, an Alabama state banking corporation, having its principal place of business in Birmingham, Alabama ("Bank").

    1. For valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the Obligations (as hereinafter defined), the undersigned (whether one or more than one, hereinafter referred to as "Debtor") hereby grants, bargains, sells, assigns, and sets over to the Secured Party named above (hereinafter referred to as "Secured Party"), and grants to Secured Party a security interest in, the following property and rights of Debtor [check applicable box(es)]:

                                   A.   (Inventory and Documents) all Inventory
                                        of Debtor, whether now owned or
                                        hereafter acquired by Debtor and
                                        wherever located, including, without
                                        limitation, all goods, merchandise, raw
                                        materials, work in process, finished
                                        goods, and other tangible personal
                                        property held for sale or lease or
                                        furnished under contracts of service or
                                        used or consumed in Debtor's business;
                                        all Documents now or hereafter
                                        evidencing any such inventory; and all
                                        proceeds and products of the foregoing;
                                        and

                                   B.   (Accounts, Intangibles, Instruments,
                                        Chattel Paper) all Accounts, General
                                        Intangibles, Instruments and Chattel
                                        Paper, whether now owned or hereafter
                                        acquired by Debtor and whether now
                                        existing or hereafter arising, and all
                                        proceeds of the foregoing, whether cash
                                        or non-cash; and

                                   C.   (Furniture, Fixtures & Equipment) all
                                        Furniture, Fixtures and Equipment,
                                        including all equipment as defined in
                                        the Uniform Commercial Code
                                        ("Equipment"), whether now or hereafter
                                        acquired by Debtor and wherever located, and all proceeds thereof; and

All of the property and rights described in A, B, and C above (as applicable), including any specific property and rights of Debtor described in any addendum to this agreement are sometimes hereinafter referred to collectively as "the Collateral." Inclusion of proceeds in the Collateral shall not be deemed to imply that Secured Party has authorized the sale or other transfer or disposition of any of the Collateral except as expressly provided in this agreement.

    2. This agreement, and the security interest, herein granted, secures the payment and performance of every loan and other extension of credit heretofore, now or hereafter made to Debtor by Secured Party, any extensions, renewals or modifications thereof, all interest due or to become due to Secured Party on each such loan or other extension of credit, every note or other writing now or hereafter evidencing the obligation of Debtor to repay any such loan or other extension of credit and/or the interest thereon, every guaranty of payment or collection of the debtor of another heretofore, now or hereafter entered into by Debtor with Secured Party, every letter of credit reimbursement agreement heretofore, now or hereafter entered into by Debtor with Secured Party, every lease of personal property heretofore, now, or hereafter entered into by Debtor with Secured Party, the payment and performance of all of Debtor's obligations under this agreement, and all other indebtedness and other obligations of Debtor, and either of them to Secured Party, including all sums paid to Secured Party for Debtor's account by Debtor or any other Person which are later recovered back from Secured Party by Debtor or any representative of Debtor or of Debtor's creditors, such as a trustee in bankruptcy, whether any of the foregoing debts and other obligations are joint or several, primary or secondary, direct or indirect, otherwise secured or unsecured, whether originally payable or owed to Secured Party or acquired by Secured Party from another, and whether now existing or hereafter incurred prior to termination of this agreement as hereinafter provided. (All of the debts and other obligations described in the preceding sentence are hereinafter referred to collectively as the "Obligations.") Without limiting the generality of the foregoing, this instrument is being executed by Debtor in connection with a Loan and Security Agreement between Debtor and Secured Party whereby Secured Party is making available to Debtor a revolving line of credit loan (the "Loan Agreement").

    3. Debtor represents and warrants to Secured Party that Debtor has the authority to enter into this agreement and that:

         (a) The address where the records concerning Debtor's Accounts are kept and the address of Debtor's chief executive office is the address shown below Debtor's name at the beginning of this agreement. Unless listed below, together with the name of the owner of the site, the site is owned by Debtor. Debtor's Inventory and Equipment are kept or stored only at the addresses shown below Debtor's name at the beginning of this agreement and at the following address(es) (use separate schedule if necessary):

        Location                       Owner
        --------                       -----

---------------------------------     ------------------------------------------

---------------------------------     ------------------------------------------

---------------------------------     ------------------------------------------


No Collateral or other property or interests of Borrower is or shall be located at any place other than as set forth above. Failure to list any address where Inventory or Equipment are kept shall not limit Secured Party's security interest, which covers all Inventory and/or, Equipment of Debtor, wherever located.

Debtor agrees not to keep or store any Inventory and/or Equipment at any address other than those set forth above or to change the address where the records concerning Debtor's Accounts are kept or the address of Debtor's chief executive office except upon not less than 10 days advance notice in writing to Secured Party and upon compliance with the remaining terms of this agreement and upon obtaining such landlord lien waivers, U.C.C. financing statements and other documents, writings, and instruments as shall be necessary to convey to Secured Party a first-priority, fully-perfected security interest in said collateral.

         (b) All representations, warranties, covenants, and statements of Debtor contained in the Loan Agreement are true and correct as of the date hereof.

         (c) Except for the security interest granted herein, and except as otherwise noted in writing hereon or on a schedule attached hereto, Debtor is, and, as to Collateral acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance.

         (d) All goods and inventory which are a part of the Collateral have been produced in compliance with the requirements of the federal Fair Labor Standards Act.

All of the foregoing representations and warranties are deemed to be made at the time this agreement is executed and delivered and are deemed to be renewed and affirmed at and as of the time each loan or other extension of credit which is a part of the Obligations is made. Debtor acknowledges that Secured Party is relying on these representations and warranties in accepting this agreement and extending all such credit.

    4. If paragraph 1.A., 1.C., or 1.D above is marked, Debtor agrees with Secured Party as follows:

         Debtor will maintain insurance at all times with respect to all Inventory and Equipment against loss or damage, including loss by fire (including so-called extended coverage), theft, wind and such other risks (including flood and water damage) as Secured Party may require from time to time and, in case of motor vehicles, against risk of collision and vandalism, in such form, for such periods, and written by such companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance. Debtor may furnish such insurance through an existing policy or a policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of 10 days written notice to Secured Party before cancellation. At the request of Secured Party, Debtor will deliver such policies or at Secured Party's option, certificates thereof, to

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                                       2

Secured Party to be held by it. Debtor hereby appoints Secured Party the attorney-in-fact for Debtor for purposes of obtaining, adjusting, settling, and canceling such insurance and of endorsing in Debtor's name and giving receipt for checks and drafts issued in payment of losses and as return premiums. In the event Debtor fails to provide any insurance as required herein, and unless prohibited by law, Secured Party may, at its option, purchase such insurance or, at Secured Party's option after 10 days' notice to Debtor (or such longer notice period as may be required under applicable law with respect to any type of insurance), insurance covering only Secured Party's interest in the Inventory and Equipment. Debtor agrees to reimburse Secured Party on demand for the cost of such insurance. Debtor hereby assigns all insurance policies at any time covering the Inventory or Equipment and all returned or unearned premiums thereon to Secured Party as additional collateral for the Obligations.

    5. If paragraph 1.A. above is marked, Debtor agrees with Secured Party as follows:

         (a) Debtor will allow Secured Party and any of its officers, agents, attorneys, or accountants to examine or inspect the inventory wherever located at all reasonable times and to examine, inspect and make extracts from Debtor's books and records.

         (b) Debtor will keep the Inventory, all Documents with respect thereto, and proceeds of both free from any adverse lien, security interest or encumbrance, except that Debtor may, with Secured Party's written consent, grant a security interest in its Accounts, General Intangibles, Instruments, and/or Chattel Paper to another creditor. Debtor will keep the Inventory in good condition, and will not waste or destroy any of the same. Debtor will not use the Inventory in violation of any statute or ordinance.

         (c) Until the occurrence of a default hereunder, Debtor may use the Inventory in any lawful manner not inconsistent with this Security Agreement or with the terms or conditions of any policy of insurance thereon, and may sell the inventory in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of a default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business.

         (d) Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts which are proceeds of Inventory or Equipment promptly after they arise. Unless Secured Party shall have otherwise agreed with Debtor in writing, Debtor will deliver to Secured Party, promptly upon receipt, all proceeds (except goods) of the Inventory or Equipment received by Debtor, including proceeds of such Accounts, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agrees to make). Debtor agrees not to mingle any proceeds of the Inventory or Equipment with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to the Secured Party. To evidence Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party in such form as Secured Party may request and Secured Party shall have the full power and authority to collect, compromise, endorse, sell, or otherwise deal with proceeds in its own name or that of Debtor. Secured Party in its sole discretion, and whether or not any default hereunder has occurred, may apply cash proceeds to the payment of any of the Obligations or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

         (e) With respect to proceeds of the Collateral in the form of Accounts, Secured Party may at any time before or after default notify account debtors that the Accounts have been assigned to Secured Party and shall be paid to Secured Party. Upon request of Secured Party at any time Debtor will so notify such account debtors and will indicate on all invoices to such account debtors that the Accounts are payable to Secured Party.

    6. If paragraph 1.B. is marked above, Debtor hereby agrees with Secured Party as follows:

         (a) For the consideration recited in paragraph 1 above, Debtor hereby leases to Secured Party, during the term of this agreement, all file cabinets, books, ledgers, microfilm, microfiche, magnetic tapes, magnetic discs, and other information retrieval or storage systems, on which, or in which, any of Debtor's records concerning its Accounts, General Intangibles, Instruments, and Chattel Paper, are kept or stored. Debtor agrees to deliver all of the foregoing property, or any party thereof specified by Secured Party, to Secured Party upon request. Debtor agrees that Secured Party may come on any premises where any of such property is located at any reasonable time to take possession of such property, and that the entry of such premises by Secured Party will not constitute a trespass and the taking of such property by Secured Party will not constitute a trespass to, or a conversion of, any such property.

         (b) Secured Party shall have the right at any time, whether before or after the occurrence of a default hereunder, to notify any or all account debtors on the Accounts or General Intangibles, and any or all obligors on the Instruments or Chattel Paper, to make payment directly to Secured Party, or to make payment to an address (a "lock box") under the exclusive control of Secured Party. Upon request of Secured Party, Debtor agrees immediately to notify such account debtors and obligors to make payment directly to Secured Party or to such lock box and to place Secured Party's address or such lock box's address on Debtor's invoices and statements as the address to which payment should be made.

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                                       3A

To the extent Secured Party does not so elect to notify, or does not request Debtor to notify, the account debtor or obligors. Debtor shall continue to collect the Collateral. Debtor agrees not to mingle any proceeds of any of the Collateral with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. Debtor agrees to deliver all proceeds of the Collateral, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agrees to make). Secured Party may apply such proceeds to any of the Obligations, whether or not such Obligations shall have matured by their terms, or Secured Party may, at its option, release such proceeds to Debtor for use in Debtor's business. Secured Party need not apply or give credit for any item included in such proceeds until Secured Party has received final payment therefor at its offices in cash or solvent credits acceptable to Secured Party.

         (c) Weekly, monthly, or at such other intervals as Secured Party shall designate, Debtor will deliver to Secured Party lists and agings of all of Debtor's Accounts in such form, and in such detail, as Secured Party shall require, together with copies of invoices, delivery receipts, bills of lading, and such other documents in support of Debtor's Accounts as Secured Party shall require.

         (d) If any of the Accounts arise out of contracts with the United States or any agency thereof, Debtor agrees to notify Secured Party thereof and to execute such documents as shall be necessary to permit Secured Party to perfect its right to receive payment under the federal Assignment of Claims Act.

         (e) Upon request of Secured Party, Debtor will purchase insurance covering the loss of, and cost of reconstruction of, Debtor's records of Accounts, General Intangibles, Chattel Paper and Instruments, such insurance to be issued by an issuer acceptable to Secured Party and to contain such coverage provisions as Secured Party shall request.

    7. Debtor hereby covenants, represents, and warrants as follows:

         (a) Debtor agrees to keep all records concerning the Collateral in a fireproof and safe place and, upon request of Secured Party, to make such records available to Secured Party, its agents, attorneys, and accountants, at any reasonable time and without hindrance or delay to allow Secured Party to inspect, audit, check or make extracts from such records.

         (b) Debtor hereby represents, warrants and agrees with Secured Party that: (i) except as otherwise noted in writing hereon or in a schedule attached to this agreement) Debtor is the owner of the Collateral, free and clear of all liens and encumbrances, and has the full right and power to transfer the Collateral to Secured Party and to grant to Secured Party the security interest provided in this agreement; (ii) Debtor will not make any other assignments of the Collateral, nor create any other security interest therein, nor permit any other financing statement to be filed in any public office with respect thereto (except as otherwise expressly agreed in writing by Secured Party), nor permit either Debtor's or Secured Party's rights therein to be reached by attachment, levy, garnishment, or other judicial process; (iii) each debt owing to Debtor which is a part of the Collateral, and all names of all account debtors, amounts owing, due dates, and other facts appearing on Debtor's records relating thereto, are true, correct and genuine and are what they purport to be, and each such debt arises out of a bona fide sale of goods or other property sold and delivered to, or out of services heretofore rendered by Debtor to, the account debtors so indicated, and the amount of each such debt is unconditionally owed to Debtor by each such account debtor, except for normal cash discounts and is not subject to any offset, credit deduction, or counterclaim, and Debtor is the sole owner thereof; and (iv) Debtor will promptly notify Secured Party in writing in the event any such account debtor refuses to accept or return any goods which are the subject of any debt owed to Debtor which is a part of the Collateral, and of the bankruptcy, insolvency, or cessation of business of or by any such account debtor, and of any claim asserted against Debtor for credit allowance, adjustment, offset or counterclaim by any such account debtor.

         (c) Debtor hereby irrevocably authorizes and empowers Secured Party (i) to receive and give receipt for any amount or amounts due or to become due to Debtor on account of the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit or otherwise, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and otherwise deal in and with the Collateral and any proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or proceeds of the Collateral therefrom and deliver the remainder of such mail to Debtor; and (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon Secured Party's security interest hereunder.

    8. (a) Debtor shall do, make, execute, and deliver to Secured Party all such additional and further acts, things, assignments, assurances, and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the proceeds thereof. Debtor will deliver all Instruments, Documents, and Chattel Paper which constitute a part of the Collateral to Secured Party upon request, duly endorsed by Debtor to the order of Secured Party or in blank in form satisfactory to Secured Party.

         (b) Debtor will pay promptly when due all taxes and assessments upon the Collateral or any part thereof, upon its use or operation, upon the proceeds thereof, upon this Security Agreement, or upon any note or notes evidencing the Obligations. At its option, Secured Party may discharge any taxes, liens,

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                                       4A
security interests or other encumbrances at any item levied or placed on the Collateral or any part thereof and may pay for the maintenance and preservation of the Collateral, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization.

         (c) All sums expended by Secured Party which Debtor is obligated to reimburse Secured Party under this agreement shall bear interest from the date reimbursement is due until the date paid at the rate provided in the note evidencing the Secured Obligation with respect to which the sum was expended by Secured Party.

         (d) At the request of the Secured Party, Debtor will execute financing statements pursuant to the Uniform Commercial Code in form and number satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Secured Party is hereby appointed as the Debtor's attorney-in-fact to do, at Secured Party's option and at Debtor's expense, all acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest created by this agreement and to protect the Collateral, including, without limitation, the completion and execution of this agreement and/or any financing statement consistent with the parties' agreement and the signing and filing of financing statements and/or any applications for certificates of title or notation of liens thereon for Debtor at any time with respect to the Collateral. Debtor agrees that a carbon or photostatic copy of this agreement may be filed as a financing statement in any public office. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor's expense. Without the written consent of Secured Party, Debtor will not allow any adverse financing statement covering any of the Collateral to be on file in any public office.

    9. Any or all of the Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any instrument evidencing any such Secured Obligation, become immediately due and payable without notice or demand upon the occurrence of any of the following events, each of which shall constitute a default hereunder:

         (a) Debtor's failure to pay or perform as and when due any of the Obligations or any note or guaranty evidencing the same;

         (b) Debtor's failure to pay or perform as and when due any covenant contained in this agreement or if any warranty or representation made by or any writing furnished to Secured Party by or on behalf of Debtor or in connection with this agreement is breached or is false or inaccurate in any material respect when made or furnished;

         (c) Any event occurs which results in the acceleration of the maturity of any indebtedness of Debtor to others under any indenture, agreement or undertaking;

         (d) Loss, theft, damage, abandonment or destruction of any material part of the Collateral, or any levy, seizure, garnishment, or attachment thereof or thereon;

         (e) Death, dissolution, termination of existence, insolvency, cessation of business, or appointment of a receiver of any part of the property of, assignment of for the benefit of creditors by, or the commencement of any proceeding under any chapter of the Federal Bankruptcy Code or any insolvency laws by or against, Debtor or any guarantor; or

         (f) Any default or "Event of Default" under or with respect to the Loan Agreement.

    10. Upon the occurrence of any Event of Default set forth in the preceding paragraph, and at any time thereafter, Secured Party shall have the right to take possession of the Collateral and, with or without taking possession thereof, to sell the Collateral at one or more public or private sales, at Secured Party's option, and to take possession of and collect the Accounts, Instruments, Chattel Paper, and General Intangibles which are a part of the Collateral. At Secured Party's request, Debtor agrees to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Debtor waives any notice of sale or other disposition of the Collateral and agrees that notice of sale or other disposition of the Collateral hereunder, or any part thereof, which cannot be waived shall be sufficient if such notice is delivered to Debtor when sent to such person by facsimile or mailed, postage prepaid, to the address of Debtor shown at the beginning of this agreement, or such other address as Debtor shall have furnished Secured Party in writing for such purpose, at least ten (10) days before the time of the sale or disposition. Debtor agrees to pay Secured Party on demand any and all expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in protecting or enforcing the Obligations and the rights of Secured Party hereunder and under any instrument or agreement evidencing any of the Obligations, including Secured Party's right to take possession of and sell or dispose of the Collateral, and in repossessing and storing the Collateral, collecting the Collateral, preparing the Collateral for sale, advertising and conducting such sale, and collecting the process of such sale. Payment of all such expenses and the interest thereon shall be secured by the security interest granted in this agreement.

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                                       5A

    11. Secured Party and its agents may come upon any premises where the Collateral is located from time to time to inspect the Collateral and, if any event described in paragraph 9 above shall have occurred, to repossess the Collateral. Debtor grants to Secured Party and it agents an irrevocable license to enter upon any premises where any of the Collateral is used, kept or stored at any time for the purposes just described, including premises which are enclosed, fenced or posted. Debtor agrees that any entry upon such premises for these purposes will not be a trespass on the premises and that Secured Party's repossession of the Collateral after default will not be a trespass to, or a conversion of, the Collateral. Upon the occurrence of any event set forth in paragraph 9 above, Debtor agrees to remove any non-Collateral personal property from the Collateral. If Secured Party should repossess the Collateral or any part of it when Debtor is not in default, or should Secured Party take possession of any non-Collateral personal property in connection with any repossession of the Collateral, Debtor agrees that Secured Party's liability will be limited solely to the fair rental value of any such property during the period after Debtor makes formal demand on Secured Party for the return of such property wrongfully taken, which demand describes specifically the property requested to be returned, and the time Secured Party returns possession of such property to Debtor.

    12. Secured Party shall have the right to set off the Obligations against any indebtedness or liability of Secured Party to Debtor at any time existing. As additional security for the Obligations, Debtor hereby transfers and assigns to Secured Party, and grants to Secured Party a security interest in, all account balances, credits, deposits, and rights of withdrawal of Debtor with Secured Party, whether now owned or hereafter acquired, and whether jointly or severally held, and Debtor agrees that Secured Party shall have a lien upon and security interest in all property of Debtor of every kind now or hereafter in the possession or control of Secured Party for any reason.

    13. With respect to all Accounts, Debtor represents and warrants to Secured Party that Secured Party may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Debtor with respect to any Account or Accounts, and unless otherwise indicated in writing to Secured Party, that with respect to each Account:

         (a) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

         (b) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Debtor in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Debtor and the account debtor;

         (c) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Secured Party;

         (d) Such Account, and Secured Party's security interest therein, is not, and will not be in the future, subject to any offset, lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Secured Party to be immaterial, and each such Account is absolutely owing to Debtor and is not contingent in any respect or for any reason;

         (e) Debtor has made no agreement with any account debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by Debtor in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto;

         (f) There are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Secured Party with respect thereto;

         (g) To the best of Debtor's knowledge, the account debtor thereunder
(i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such account debtor was and is Solvent;

         (h) Debtor has no knowledge of any fact or circumstance which would impair the validity or collectibility of the Account, and to the best of Debtor's knowledge there are no proceedings or actions which are threatened or pending against any account debtor thereunder which might result in any material adverse change in such account debtor's financial condition or the collectibility of such Account; and

         (i) Debtor will have paid or provided for the payment of all taxes arising from the transaction creating the Account.

Debtor shall immediately notify Secured Party of any event, occurrence or circumstance which causes any representation pertaining to any Account set forth in this Section above to cease to be true in all respects, and Debtor will promptly notify Secured Party (i) if any account debtor or any Affiliate of any account debtor has or may have any right of setoff, deduction, or defense against any Account or (ii) if any such account debtor or Affiliate of such

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                                       6A
account debtor has or may have a contractual or business relationship with Debtor such that at any time such right may exist or be asserted or (iii) if Debtor ships any inventory or goods or furnishes any services to any Person which has or may have any right of setoff, deduction or defense against any asset, including any Account, of Debtor. Each request for a loan or advance made by Debtor pursuant to this agreement or any of the other Loan Documents shall constitute (i) an automatic representation and warranty by Debtor to Secured Party that there does not then exist any default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Debtor contained in this agreement and the other Loan Documents are true in all material respects except for any changes in the nature of Debtor's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Secured Party has consented to such changes or such changes are expressly permitted by this agreement.

    14. Debtor hereby releases and waives any and all actions, claims, causes of action, demands and suits which it may ever have against the Secured Party as a result of any possession, collection, settlement, compromise or sale by Secured Party of any of the Accounts upon the occurrence of an Event of Default hereunder, notwithstanding the effect of such possession, collection, settlement, compromise or sale upon the business of Debtor. Said waiver shall include all causes of action and claims which may result from the exercise of the power of attorney conferred upon Secured Party in Section 15. The failure at any time or times hereafter to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained in this agreement or any other agreement, document or instrument now or hereafter executed by Debtor, and delivered to the Secured Party, shall not waive, affect, or diminish any right of the Secured Party thereafter to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents or instruments, and any waiver of default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same are of a different type. None of the warranties, conditions, provisions and terms contained in the agreement or any other agreement, document or instrument now or hereafter executed by Debtor and delivered to the Secured Party shall be deemed to have been waived by any act or knowledge of the Secured Party, its agents, representatives, officers or employees, but only by an instrument in writing signed by an officer of the Secured Party and directed to the Debtor specifying such waiver.

    15. Debtor hereby irrevocably designates, makes, constitutes and appoints Secured Party (and all Persons designated by Secured Party) as Debtor's true and lawful attorney (and agent-in-fact) and Secured Party, or Secured Party's agent, may, without notice to Debtor and in either Debtor's or Secured Party's name, but at the cost and expense of Debtor:

         (a) At such time or times hereafter as Secured Party or said agent, in its sole discretion, may determine, endorse Debtor's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Secured Party or under Secured Party's control; and

         (b) At such time or times as Secured Party or its agent in its sole discretion may determine (and irrespective of whether an Event of Default exists): (i) demand payment of the Accounts from the account debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Debtor's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral; (iii) sell or collect any of the Accounts or other Collateral upon such terms, and for such amounts and at such time or times as Secured Party deems advisable; (iv) take possession, in any manner, of any item of payment or proceeds relating to any Collateral and apply the same to the Obligations; (v) prepare, file and sign Debtor's name to a proof of claim in bankruptcy or similar document against any account debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Debtor and to notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; (vii) endorse the name of Debtor upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Secured Party or any other bank on account of the Obligations; (viii) endorse the name of Debtor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Debtor's stationery and sign the name of Debtor to verifications of the Accounts and notices thereof to account debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral and to which Debtor has access; (xi) make and adjust claims under policies of insurance; and (xii) for and in the name of Debtor to give instructions and direct any bank or financial institution in which proceeds of the Collateral are deposited to turn over said proceeds to Secured Party; and
(xiii) do all other acts and things necessary, in Secured Party's determination, to fulfill Debtor's obligations under this agreement.


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

    16. (a) Secured Party's rights and remedies hereunder, under other agreements or instruments, and under law, are cumulative. Secured Party shall not be deemed to have waived any of its rights hereunder, under any other agreement or instrument, or under law except in a writing signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and a written waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

         (b) At any time when no Obligations remain outstanding and unperformed and there exists no commitment on the part of Secured Party to enter into any other or future Secured Obligation, upon written demand of Debtor, Secured Party will file, or (at Secured Party's election) will furnish to Debtor for filing, a

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                                       7A
termination statement with respect to its security interest in the Collateral. Upon the filing, or furnishing to Debtor for filing, of such a termination statement which has been duly executed on behalf of Secured Party, this agreement shall terminate. Prior to such termination, this shall be a continuing agreement in every respect.

         (c) This agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the Governing State, as defined in the Loan Agreement, or if no state is specified then in the state where the address of Secured Party set forth above is located; provided, however, that if any of the Collateral shall be located in any jurisdiction other than the Governing State, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Secured Party's lien upon such Collateral and the enforcement of Secured Party's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the Governing State. This agreement is effective when signed by Debtor and delivered to Secured Party, and binds Debtor and inures to the benefit of Secured Party and their respective heirs, successors, and assigns. The provisions of this agreement are severable; and the invalidity or unenforceability of any provision hereof shall not affect the remaining provisions of this agreement.

         (d) All terms used in this agreement which are not expressly defined herein shall have the meaning if any, assigned to them in the Loan Agreement, or not defined therein, then in Article 9 of the Uniform Commercial Code.

         IN WITNESS WHEREOF, Debtor has executed this agreement, or the officer, partner, member, manager, or agent of Debtor thereunto duly authorized has executed this agreement on behalf of Debtor, on or as of the date set forth above. Unless this agreement is governed by the laws of Mississippi or South Carolina, the Debtor agrees that his, her or its signature is made under seal.

                                       DEBTOR:
                                       ------


                                       NOR'EASTER MICRO, INC.,

                                                              A

                                       NEVADA CORPORATION


                                 By:   ---------------------------------


                                Its:   ---------------------------------

         Attest:
                  -----------------------------------
         Title:
                  -----------------------------------






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